UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

Xnergy, Inc.

On November 26, 2010, Registrant completed an escrow closing of the acquisition of Xnergy, Inc. (“Xnergy”) from Healthcare of Today, Inc. pursuant to an Acquisition Agreement dated November 5, 2010, as reported on a Current Report on Form 8-K dated December 1, 2010 filed with the SEC.  Healthcare of Today, Inc. was then the majority shareholder of Registrant. As a result of the acquisition, Xnergy was expected to become a wholly-owned subsidiary of Registrant. The closing and acquisition were still subject to payment of an initial installment of $1,800,000 by Healthcare of Today, Inc. to the former shareholders of Xnergy, which was due on or before December 29, 2010 as well as additional due diligence by Registrant to confirm the operations and financial reporting of Xnergy.  In anticipation of the completion of the acquisition, D. Jason Davis and Joey Patalano, the shareholders of Xnergy, Inc. who had contracted to sell their ownership interests in Xnergy, Inc. to Healthcare of Today, Inc., were appointed as additional directors of Xnergy, Inc., and Mr. Davis became President and CEO of Registrant and Mr. Patalano became Executive Vice President.  As further reported in the Quarterly Report on Form 10-Q for the period ending January 31, 2011, filed with the SEC on March 22, 2011, the conditions to the closing of the acquisition of Xnergy, Inc. by Registrant had not yet been met, so no financial information regarding Xnergy, Inc. was included in that filing.

In May, 2011, the Board of Directors of Registrant determined that it was in the best interests of the shareholders of Registrant that the conditional acquisition of Xnergy, Inc. by Registrant should be rescinded and abandoned effective June 1, 2011, because (i) the conditions to the closing of the acquisition of Xnergy, Inc. by Healthcare of Today, Inc. had not yet been met; (ii) Xnergy, Inc. had been unable to obtain or deliver audited financial statements to Registrant; and (iii) the results of due diligence by Registrant as well as the inability of Xnergy, Inc. to obtain or provide accurate and complete financial statements to Registrant, raised questions regarding the suitability of the acquisition.  The proposed acquisition of Xnergy, Inc. by Registrant has now been rescinded and terminated as a result of the Board action.

OCTuS, Inc.

On February 15, 2011, Registrant entered into an Acquisition Agreement with OCTuS, Inc. (OCTI), under which OCTI, a Nevada corporation with its principal offices located in Davis, California, would acquire from Registrant its ownership of all of the issued and outstanding stock of Élan Energy Corp., and Sunarias Corporation in exchange for 100 million shares of the common stock of OCTI, which stock would then be distributed proportionately to the shareholders of Registrant as part of the transaction.  However, because OCTI did not then have enough authorized common shares to allow it to issue the consideration for the transaction, it instead agreed to issue a new class of preferred stock, designated as Series E Convertible Preferred Stock, to an agent to be designated at closing, to hold the Series E Preferred Stock until (1) OCTI had authorized sufficient shares of common stock, and (2) OCTI had registered the common shares to be issued to the shareholders of AEGY, as provided in the Acquisition Agreement.  At the time the Acquisition Agreement was entered into, OCTI common shares were then trading on the NASDAQ OTC Bulletin Board and it was a currently reporting public company, current on its filings with the SEC. The Acquisition Agreement provided, among other conditions, that the company would remain current on its required SEC filings, that all existing liabilities of OCTI would be resolved or brought current, that there would be no defaults or delinquencies in any outstanding liabilities, and that all remaining liabilities would have a term ending at least six months after closing.  OCTI had previously announced in December, 2010 that it had received notice of default on a $500,000 loan due to an unrelated third party, which default must be resolved to the satisfaction of Registrant before closing.  Closing was scheduled on or before March 15, 2011, which was subsequently extended by agreement to allow OCTI additional time to meet the conditions to closing.

Subsequently, OCTI has been unable to meet the conditions to closing; failed to file its Annual Report on Form 10-K on a timely basis with the SEC; remains delinquent on its required SEC periodic filings; and was suspended from trading on the OTC Bulletin Board.   Under the circumstances, Registrant’s Board of Directors has determined that it is in the best interests of the shareholders of Registrant to abandon the proposed transaction with OCTuS, Inc., and to retain ownership of its subsidiaries, Sunarias Corporation and Élan Energy, Inc.  The action was effective June 1, 2011.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the decision to terminate the pending acquisition of Xnergy, Inc. by Registrant, the Board of Directors of Registrant has accepted the resignations of D. Jason Davis and Joey Patalano as directors, officers and employees of Registrant, effective June 1, 2011.  Gary D. Reed, Chairman of Registrant, has been elected as President and CEO, effective June 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: June 6, 2011	By:	/s/ Gary Reed
Gary Reed. Chairman and CEO